Pursuant to Rule 497(e)

Registration No. 33-8021

SUNAMERICA EQUITY FUNDS

• SunAmerica Blue Chip Growth Fund	• SunAmerica Growth Opportunities Fund

• SunAmerica New Century Fund	• SunAmerica Growth and Income Fund

• SunAmerica Balanced Assets Fund	• SunAmerica International Equity Fund

• SunAmerica Value Fund	• SunAmerica Biotech/Health Fund

• Tax Managed Equity Fund

(Each a “Fund” and collectively the “Funds”)

Supplement dated September 12, 2006, to the Prospectus Dated January 27, 2006

Effective immediately, in the “Portfolio Highlights” section of the Funds’ prospectus, on page 3, the second to last sentence under the heading “Additional Information about the Biotech/Health Fund’s Techniques” is deleted and replaced in its entirety with the following:

“The Fund will generally invest in 30 to 50 securities, with the number of holdings varying from time to time.”

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Effectively immediately, in the “Portfolio Highlights” section of the Funds’ prospectus, on page 4, the paragraph under the heading “Market Capitalization Ranges” is deleted and replaced in its entirety with the following:

“Companies are determined to be large-cap companies, mid-cap companies or small-cap companies based upon the market capitalization of companies that are members of certain Russell Indexes during the most recent 12-month period. Please refer to the glossary on page 35 for additional information about the definition of market capitalization ranges. A company is determined to be a large-cap company, mid-cap company or small-cap company based upon its market capitalization at the time which its security is purchased. The Funds’ market capitalization ranges will change over time as Russell adds and deletes companies from the indexes. As of August 31, 2006, the market capitalization ranges are as follows: 6.185 billion or less for the small-cap category, between $265 million and $27.205 billion for the mid-cap category; and $265 million or more for the large-cap category.”

In the “Glossary” section, on page 35 of the Funds’ prospectus, the definitions of “Large-Cap Company,” “Mid-Cap Company” and “Small-Cap Company” are replaced in their entirety with the following:

“Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ended August 31, 2006, the smallest company in the Russell 1000 Index had a market-cap of $265 million.”

“Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ended August 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company in the Russell Midcap Index had a market-cap of $27.205 billion.”

“Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ended August 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.185 billion.”

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Effective immediately, in the “Shareholder Account Information” section of the Funds’ prospectus, on page 22, the second bullet point under the heading “Waivers for Certain Investors for Class A Shares” is replaced with the following:

“ • Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.”

Additionally, on the same page, the section under the heading “Waivers for Certain Investors for Class B and Class C shares” is replaced in its entirety:

“Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of Class B and C shares. The Funds reserve the right to modify or to cease offering these programs at any time:

•	Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

•	Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	Fund Trustees and other individuals who are affiliated with any Fund or any fund distributed by the Distributor.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions.

•	Eligible participant distributions from employer sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).”

SUNAMERICA EQUITY FUNDS

• SunAmerica Blue Chip Growth Fund	• SunAmerica Growth Opportunities Fund

• SunAmerica New Century Fund	• SunAmerica Growth and Income Fund

• SunAmerica Balanced Assets Fund	• SunAmerica International Equity Fund

• SunAmerica Value Fund	• SunAmerica Biotech/Health Fund

• Tax Managed Equity Fund

(Each a “Fund” and collectively, the “Funds”)

Supplement dated September 12, 2006, to the

Statement of Additional Information (“SAI”) dated January 27, 2006

Effective immediately, the description of the Funds’ policies and procedures with respect to the disclosure of non-public portfolio holdings information on pages 69 and 70 of the Funds’ SAI is replaced with the following:

“DISCLOSURE OF PORTFOLIO HOLDINGS

POLICIES AND PROCEDURES

The Board of Trustees (the “Board”) has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain conditions described below and as set forth in the Funds’ policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

In addition, the Funds’ top-ten holdings information will be made available on the Funds’ website on a monthly basis. The

Funds’ top-ten holdings for each month will posted on the first business day following the 15th day of each month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance Departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Fund’s shareholders and the Fund’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.”

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Effective immediately, the first and third paragraphs under the heading “Waiver of CDSC” on pages 80 and 81 of the Funds’ SAI are deleted and replaced in their entirety by the following:

“Death

CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.”

“Distributions

CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.”

Additionally, the section titled “Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares” on page 82 of the Funds’ SAI is deleted and replaced in its entirety with the following:

“Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, trustees, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.”